UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 5, 2019

Comcast Corporation

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	Nasdaq Global Select Market
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
9.455% Guaranteed Notes due 2022	CMCSA/22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)	At the annual meeting, our shareholders approved, or did not approve, the following proposals.

(b)	The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each such proposal, as described in detail in Comcast Corporation’s definitive proxy statement dated April 26, 2019, are set forth below.

(1)	All of the director nominees named in the proxy statement were elected to serve as directors for one-year terms.

Director	For	Withheld	Broker Non-Votes
Kenneth J. Bacon	354,371,913	15,684,262	23,723,811
Madeline S. Bell	367,319,088	2,737,087	23,723,811
Sheldon M. Bonovitz	364,087,015	5,969,160	23,723,811
Edward D. Breen	362,539,924	7,516,251	23,723,811
Gerald L. Hassell	363,902,161	6,154,014	23,723,811
Jeffrey A. Honickman	360,813,833	9,242,342	23,723,811
Maritza G. Montiel	366,340,284	3,715,891	23,723,811
Asuka Nakahara	369,242,983	813,192	23,723,811
David C. Novak	367,313,653	2,742,522	23,723,811
Brian L. Roberts	359,237,355	10,818,820	23,723,811

(2)	The appointment of Deloitte & Touche LLP as our independent auditors for the 2019 fiscal year, as described in the proxy statement, was ratified.

For	Against	Abstain	Broker Non-Votes
384,432,325	9,138,553	209,108	N/A

(3)	The Comcast Corporation 2019 Omnibus Sharesave Plan, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
366,472,118	3,308,924	275,127	23,723,817

(4)	The advisory vote on our executive compensation, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
295,414,806	73,009,209	1,632,156	23,723,815

(5)	A shareholder proposal to require an independent board chairman, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
99,330,723	270,339,617	385,831	23,723,815

(6)	A shareholder proposal to provide a report on lobbying activities, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
66,558,607	302,308,513	1,189,050	23,723,816

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	June 7, 2019	By:	/s/ Thomas J. Reid
			Name:	Thomas J. Reid
			Title:	Senior Executive Vice President, General Counsel and Secretary